File Nos. 33-48696 & 811-6707

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately
                                                            Aquila
                                                            Group of Funds


                    Narragansett Insured Tax-Free Income Fund
            380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                               on October 7, 2008


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:       (a)    at the Rhode Island Convention Center
                    1 Sabin Street
                    Providence, Rhode Island;


Time:        (b)    on Tuesday, October 7, 2008
                    at 9:00 a.m. Eastern Daylight Time;


Purposes:    (c)    for the following purposes:

                              (i) to elect six Trustees; each Trustee
                              elected will hold office until the next
                              annual meeting of the Fund's shareholders or until his or her successor is duly elected (Annual Meeting Proposal No. 1);

                              (ii) to ratify (that is, to approve) or
                              reject the selection of Tait, Weller & Baker
                              LLP as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2009 (Annual Meeting Proposal No. 2);

                              (iii) to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:      (d)     To vote at the Annual Meeting, you must
                     have been a shareholder on the Fund's
                     records at the close of business on July 11, 2008 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual
                     Meeting (or any adjourned meeting or
                     meetings).

                             By order of the Board of Trustees,

                                EDWARD M. W. HINES
                                Secretary




August 12, 2008


Please Note:

If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone, or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                                                                Important Notice
Please Read Immediately
                                                                 Aquila
                                                                 Group of Funds


                    Narragansett Insured Tax-Free Income Fund
            380 Madison Avenue, Suite 2300, New York, New York 10017

                          Notice of Special Meeting of
                             Shareholders to Be Held
                               on October 7, 2008


To Shareholders of the Fund:

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:       (a)    at the Rhode Island Convention Center
                    1 Sabin Street
                    Providence, Rhode Island;


Time:        (b)    on Tuesday, October 7, 2008
                    at 9:10 a.m. Eastern Daylight Time;


Purposes:    (c)    for the following purposes:

                    (i) to act upon a new Advisory and Administration Agreement (Special Meeting Proposal No. 1)

                    (ii) to act upon a new Sub-Advisory Agreement (Special
                         Meeting Proposal No. 2)

Who Can
Vote What
Shares:        (d)    To vote at the Special Meeting, you must
                      have been a shareholder on the Fund's
                      records at the close of business on July 11, 2008 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Special
                      Meeting (or any adjourned meeting or
                      meetings).

                                By order of the Board of Trustees,

                                EDWARD M. W. HINES
                                Secretary


August 12, 2008


Please Note:

If you do not expect to attend the Special Meeting, please vote by any of three ways: by the Internet, by telephone, or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017
                              Joint Proxy Statement

                                  Introduction

     The two Notices preceding this Joint Proxy Statement are to advise you of the times, place and purposes of an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"), and a Special Meeting of the Shareholders that will take place immediately after the Annual Meeting. The purpose of this Joint Proxy Statement is to give you information on which you may base your voting decisions at both meetings.

     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Sub-Adviser is Citizens Investment Advisors, a department of RBS Citizens, N.A. (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     These Notices and Joint Proxy Statement are first being mailed on or about August 12, 2008.

     You should read this Joint Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Cards

     There are two proxy cards enclosed: one for the Annual Meeting and one for the Special Meeting.


     The enclosed proxy cards authorize the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." There are two proxy cards, one for each meeting. As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card for the Annual Meeting or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.


     As to the other matters listed on each proxy card, you may direct the proxy holders to vote your shares on a proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the instructions on the screen, using your proxy cards as guides. If you vote by the Internet, you need not return the proxy cards by mail.

         (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the recorded instructions using your proxy cards as guides. If you vote by phone, you need not return the proxy cards by mail.

         General Information

     You may end the power of the proxy holders to vote your shares at either meeting by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or
(iv) calling the toll-free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.


     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining quorums at the meetings. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes. Quorums for the two meetings will be determined separately.

     The Fund is sending you the Notices and Joint Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting and Special Meeting to be held at the times and place and for the purposes indicated in the Notices or any adjourned meeting or meetings. Whenever it is stated in this Joint Proxy Statement that a matter is to be acted on at the Annual or Special Meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward these Notices and Joint Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so. Because your vote is important, the Fund may telephone you to urge you to vote.


     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the Annual Meeting and the Special Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.49; Class C Shares, $10.49; Class Y Shares, $10.49; and Class I Shares, $10.49. Both meetings are expected to act only upon matters that affect the Fund as a whole: at the Annual Meeting, the election of Trustees and the selection of an independent registered public accounting firm, and at the Special Meeting, action on a new Advisory and Administration Agreement and Sub-Advisory Agreement. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.


     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 10,265,175; Class C Shares, 1,086,697; Class Y Shares, 4,350,925; and Class I Shares, 51,685.

     On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and Address of                                      Percent
The Holder of Record           Number of Shares         of Class

Institutional 5% shareholders:

Merrill Lynch Pierce,           1,189,046 Class A Shares    11.58%
  Fenner & Smith                  474,112 Class C Shares    43.63%
4800 Deer Lake Dr. East
Jacksonville, FL

Citizens Bank of Rhode Island   2,759,355 Class Y Shares    63.42%
870 Westminster Street
Providence, RI

SEI Trust Company                 390,083 Class Y Shares     8.97%
One Freedom Valley Drive
Oaks, PA

Charles Schwab and Co. Inc.        51,685 Class I Shares   100.00%
101 Montgomery Street
San Francisco, CA

Additional 5% Shareholders

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                     (Proposal No. 1 at the Annual Meeting)

     At the Annual Meeting, six Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees, except for Mr. Partridge, are presently Trustees and were elected by the shareholders in October 2007. All nominees have consented to serve if elected. Mr. Nightingale has advised the Fund that he intends to resign from the Board of Trustees effective March 31, 2009.

Nominees(1)


                                                                         Number of
                        Positions Held                                   Portfolios      Other Directorships
                        with                                             in Fund         Held by Trustee
                        Fund and                                         Complex         (The position held is
Name, Address(2)        Length of         Principal Occupation(s)        Overseen        a directorship unless
and Date of Birth       Service(3)        During Past 5 Years            by Trustee      indicated otherwise.)


Interested
Nominees(4)


Diana P. Herrmann       Trustee since     Vice Chair and Chief Executive       12    ICI Mutual Insurance Company
New York, NY            2005 and          Officer of Aquila Management
(02/25/58)              President since   Corporation, Founder of the Aquila
                        1998              Group of Funds(5) and parent of
                                          Aquila Investment Management LLC,
                                          Manager since 2004, President and
                                          Chief Operating Officer since
                                          1997, a Director since 1984,
                                          Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          Chief Executive Officer and Vice
                                          Chair since 2004 and President,
                                          Chief Operating Officer and
                                          Manager of the Manager since 2003;
                                          Chair, Vice Chair, President,
                                          Executive Vice President or Senior
                                          Vice President of funds in the
                                          Aquila Group of Funds since 1986;
                                          Director of the Distributor since
                                          1997; trustee, Reserve
                                          Money-Market Funds, 1999-2000 and
                                          Reserve Private Equity Series,
                                          1998-2000; Governor, Investment
                                          Company Institute (a trade
                                          organization for the U.S. fund
                                          industry dedicated to protecting
                                          shareholder interests and
                                          educating the public about
                                          investing) and head of its Small
                                          Funds Committee since 2004; active
                                          in charitable and volunteer
                                          organizations.

John J. Partridge       Assistant         Founding Partner, Partridge Snow &   3       None
Providence, RI          Secretary -       Hahn LLP, a law firm, Providence,
(05/05/40)              Advisor to the    Rhode Island, since 1988, Senior
                        Board since 2005  Counsel, since January 1, 2007;
                                          Assistant Secretary - Advisor to
                                          the Board, Narragansett Insured
                                          Tax-Free Income Fund, since 2005,
                                          Trustee 2002-2005; director or
                                          trustee of various educational,
                                          civic and charitable
                                          organizations, including Ocean
                                          State Charities Trust, Memorial
                                          Hospital of Rhode Island, and The
                                          Pawtucket Foundation.


Non-interested
Nominees


William J.              Chair of the      Retired; formerly Chairman,          1       Ring's End, Inc.
Nightingale Rowayton,   Board of          founder (1975) and Senior Advisor
CT (09/16/29)           Trustees since    until 2000 of Nightingale &
                        2005 and          Associates, L.L.C., a general
                        Trustee since     management consulting firm
                        1992              focusing on interim management,
                                          divestitures, turnaround of
                                          troubled companies, corporate
                                          restructuring and financial
                                          advisory services.

David A. Duffy          Trustee           Chairman, Rhode Island Convention    1       Delta Dental of Rhode Island
North Kingstown, RI     since 1995        Center Authority since 2003;
(08/07/39)                                director of Citizens Bank of Rhode
                                          Island and Connecticut since 1999;
                                          retired Founder, formerly
                                          President, Duffy & Shanley, Inc.,
                                          a marketing communications firm,
                                          1973-2003; Transition Chairman for
                                          Gov. Donald Carcieri (R.I.); past
                                          National Chairman, National
                                          Conference for Community and
                                          Justice (NCCJ); Past Chair,
                                          Providence College President's
                                          Council; Past Vice Chair,
                                          Providence College Board of
                                          Trustees; officer or director of
                                          numerous civic and non-profit
                                          organizations including Rhode
                                          Island Hospital.

James R. Ramsey         Trustee since     President, University of           2       Community Bank and Trust,
Louisville, KY          2004              Louisville since November 2002;            Pikeville, KY and Texas
(11/14/48)                                Professor of Economics,                    Roadhouse Inc.
                                          University of Louisville,
                                          1999-present; Kentucky
                                          Governor's Senior Policy Advisor
                                          and State Budget Director,
                                          1999-2002; Vice Chancellor for
                                          Finance and Administration, the
                                          University of North Carolina at
                                          Chapel Hill, 1998 to 1999;
                                          previously Vice President for
                                          Finance and Administration at
                                          Western Kentucky University,
                                          State Budget Director for the
                                          Commonwealth of Kentucky, Chief
                                          State Economist and Executive
                                          Director for the Office of
                                          Financial Management and
                                          Economic Analysis for the
                                          Commonwealth of Kentucky,
                                          Adjunct Professor at the
                                          University of Kentucky,
                                          Associate Professor at Loyola
                                          University-New Orleans and
                                          Assistant Professor at Middle
                                          Tennessee State University.

Laureen L. White        Trustee since     President, Greater Providence      1                   None
North Kingstown, RI     2005              Chamber of Commerce, since 2005,
(11/18/59)                                Executive Vice President
                                          2004-2005 and Senior Vice
                                          President, 1989-2002; Executive
                                          Counselor to the Governor of
                                          Rhode Island for Policy and
                                          Communications, 2003-2004.


Other Individuals

Trustees Emeritus(6)

Lacy B. Herrmann        Founder and       Founder and Chairman of the        N/A                    N/A
New York, NY            Chairman          Board, Aquila Management
(05/12/29)              Emeritus since    Corporation, the sponsoring
                        2005; Chairman    organization and parent of the
                        of the Board of   Manager or Administrator and/or
                        Trustees,         Adviser or Sub-Adviser to each
                        1992-2005         fund of the Aquila Group of
                                          Funds; Chairman of the Manager
                                          or Administrator and/or Adviser
                                          or Sub-Adviser to each since
                                          2004; Founder and Chairman
                                          Emeritus of each fund in the
                                          Aquila Group of Funds;
                                          previously Chairman and a
                                          Trustee of each fund in the
                                          Aquila Group of Funds since its
                                          establishment until 2004 or
                                          2005; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and
                                          charitable organizations.

Vernon R. Alden         Trustee           Retired; former director or        N/A                  N/A
Boston, MA              Emeritus since    trustee of various Fortune 500
(04/07/23)              2006              companies, including
                                          Colgate-Palmolive and McGraw
                                          Hill; formerly President of Ohio
                                          University and Associate Dean of
                                          the Harvard University Graduate
                                          School of Business
                                          Administration; Trustee,
                                          Narragansett Insured Tax-Free
                                          Income Fund, 1992-2002 and
                                          Tax-Free Trust of Oregon,
                                          1988-2001;  member of several
                                          Japan-related advisory councils,
                                          including Chairman of the Japan
                                          Society of Boston;  trustee of
                                          various cultural, educational
                                          and civic organizations.


Officers

Charles E.              Executive Vice    Executive Vice President of all    N/A                  N/A
Childs, III             President since   funds in the Aquila Group of
New York, NY            2003              Funds and the Manager and the
(04/01/57)                                Manager's parent since 2003;
                                          formerly Senior Vice President,
                                          corporate development, Vice
                                          President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.
Stephen J. Caridi       Senior Vice       Vice President of the              N/A                  N/A
New York, NY            President since   Distributor since 1995; Vice
(05/06/61)              1998              President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998,
                                          Vice President 1996-1997; Senior
                                          Vice President, Tax-Free Fund of
                                          Colorado since 2004; Vice
                                          President, Aquila Rocky Mountain
                                          Equity Fund since 2006.

Robert W. Anderson      Chief             Chief Compliance Officer of the    N/A                  N/A
New York, NY            Compliance        Fund and each of the other funds
(08/23/40)              Officer since     in the Aquila Group of Funds,
                        2004 and          the Manager and the Distributor
                        Assistant         since 2004, Compliance Officer
                        Secretary         of the Manager or its
                        since 2000        predecessor and current parent
                                          1998-2004; Assistant Secretary
                                          of the Aquila Group of Funds
                                          since 2000.

Joseph P. DiMaggio      Chief Financial   Chief Financial Officer of the     N/A                  N/A
New York, NY            Officer since     Aquila Group of Funds since 2003
(11/06/56)              2003 and          and Treasurer since 2000.
                        Treasurer since
                        2000
Edward M. W. Hines      Secretary since   Shareholder of Butzel Long, a      N/A                  N/A
New York, NY            1992              professional corporation,
(12/16/39)                                counsel to the Fund, since 2007;
                                          Partner of Hollyer Brady Barrett
                                          & Hines LLP, its predecessor as
                                          counsel, 1989-2007; Secretary of
                                          the Aquila Group of Funds.

John M. Herndon         Assistant         Assistant Secretary of the         N/A                  N/A
New York, NY            Secretary since   Aquila Group of Funds since 1995
(12/17/39)              1995              and Vice President of the three
                                          Aquila Money-Market Funds since
                                          1990; Vice President of the
                                          Manager or its predecessor and
                                          current parent since 1990.

Lori A. Vindigni        Assistant          Assistant Treasurer of the         N/A                  N/A
New York, NY            Treasurer since    Aquila Group of Funds since
(11/02/66)              2000               2000; Assistant Vice President
                                           of the Manager or its
                                           predecessor and current parent
                                           since 1998; Fund Accountant for
                                           the Aquila Group of Funds,
                                           1995-1998.

(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(3)Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund. Mr. Partridge is an interested person of the Fund as a senior counsel of the law firm that performs legal services for the Sub-Adviser.


(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."


(6) A Trustee Emeritus may attend Board meetings but has no voting power.


                       Securities Holdings of the Nominees
                                (as of 6/30/08)

                     Dollar Range           Aggregate Dollar
                     Of Ownership           Range of Ownership
                     In Narragansett        in the Aquila Group
                     Insured Tax-Free       of Funds (1)
                     Income Fund(1)


Interested Nominees


Diana P. Herrmann          C                        E

John J. Partridge          C                        E



Non-interested Nominees


David A. Duffy             C                        C

William J. Nightingale     C                        C

James R. Ramsey            C                        E

Laureen L. White           B                        B

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

     None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2008 the Fund paid a total of $153,764 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Funds during the Fund's fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.


                                    Compensation
                                    As Trustee
                                    From
                                    all funds         Number of
                                    in the            boards on
                   Compensation     Aquila            which the
                   As Trustee       Group             Trustee
      Name       from the Fund     of Funds           now serves

David A. Duffy     $16,500         $16,500                1

William J.
Nightingale        $26,000         $26,000                1

John J. Partridge  $0(1)           $17,500(1)             3


James R. Ramsey    $16,500         $31,000                2

Laureen L. White   $16,500         $16,500                1


(1) During the fiscal year ended June 30, 2008, the Fund paid $17,912 to John J. Partridge, Assistant Secretary - Advisor to the Board, in compensation and reimbursement of expenses.

     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.


     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of June 30, 2008, these funds had aggregate assets of approximately $4.9 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts, although it is anticipated that these arrangements will change as described in Proposal No. 1 at the Special Meeting. During the fiscal year ended June 30, 2008, the Fund incurred $777,183 in management fees, of which $536,482 was waived, $77,718 was paid to the Manager, and the balance was paid to the Sub-Adviser.



     During the fiscal year ended June 30, 2008, $156,968 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $3,755 was retained by the Distributor. With respect to Class C Shares, during the same period $96,426 was paid under Part II of the Plan and $32,142 was paid under the Shareholder Services Plan. Of the total payments under Parts I and II of the Plan of $128,568, the Distributor received $31,975. All of such payments were for compensation. With respect to Class I Shares, during the same period $1,409 was paid under Part III of the Plan and $1,056 was paid under the Shareholder Services Plan.


     During the fiscal year ended June 30, 2008 the Fund paid to Butzel Long, a professional corporation, independent counsel to the Fund, $133,804 for legal services. Edward M.W. Hines, Secretary of the Fund, is a shareholder of that firm.

     The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.

Other Information on Trustees


     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). The members of the Audit Committee are David A. Duffy, William J. Nightingale, James R. Ramsey and Laureen L. White. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.


     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

     The Fund's policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

     The Fund has a Nominating Committee, consisting of all of the non-"interested" Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

     Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

                                  Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present at the Annual Meeting.

                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                     (Proposal No. 2 at the Annual Meeting)

         Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2009. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements, and fees billed for other services rendered by TWB for the fiscal years ended June 30, 2007 and 2008.



                                           2007          2008

     Audit Fees                         $14,000       $14,000

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $14,000       $14,000


     Tax fees (1)                         3,000         3,000

     All other fees                           0             0
                                         ------        ------

         Total                          $17,000       $17,000
                                         ======        ======


(1) Tax fees consisted of fees for tax consultation and tax compliance services.

         TWB did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2009.

         TWB has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present at the Annual Meeting.

                                Consideration of
                   A New Advisory and Administration Agreement
                     (Proposal No. 1 at the Special Meeting)

Background and Reasons for the Proposals

         The Manager is the Fund's investment adviser under an Advisory and Administration Agreement (the "Current Advisory Agreement"). Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Citizens Investment Advisors, a department of RBS Citizens, N.A., under a sub-advisory agreement (the "Current Sub-Advisory Agreement"; together with the Current Advisory Agreement, the "Current Agreements") described below. The Current Advisory Agreement was approved by the shareholders of the Fund on October 2, 2002. The Current Sub-Advisory Agreement was also approved by the shareholders on November 14, 1997. Both have been renewed annually thereafter by the Board of Trustees, most recently on November 30, 2007.

         The Manager is a wholly-owned subsidiary of AMC. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann ("LBH") and his wife, Mrs. Elizabeth B. Herrmann ("EBH"), directly and through certain trusts. These ownership arrangements are described in detail below. Collectively, the current owners of the shares of AMC are called the "Owners."

         The Owners wish to ensure, to the maximum extent possible, the ongoing continuity of management of the Manager and the Fund. Consistent with their estate planning and tax objectives, they have sought through prudent planning to structure an orderly generational transition of ownership changes of AMC among the Owners (the "Transaction").

         Although the proposed changes in ownership of AMC will not result in any changes in the day-to-day operation of the Fund, the services provided to it, the investment approach or style of the Manager with respect to the Fund, or any increase in its advisory fees, the changes could be considered to result in an "assignment" of the Current Advisory Agreement under the provisions of the 1940 Act. The 1940 Act provides generally that an advisory agreement of a mutual fund must provide for its automatic termination in the event of an assignment (as that term is defined in the 1940 Act), such as when a controlling block of the Fund's investment adviser's voting securities is transferred. Under the 1940 Act, a person who does not own more than 25% of the voting securities of a company shall be presumed not to control such company, while control is presumed in an owner of more than 25%. As required by the 1940 Act, the Current Advisory Agreement provides that in the event of an assignment, it terminates. Under the current ownership arrangements such an assignment could also occur upon the deaths of certain of the Owners. The Current Sub-Advisory Agreement contains a provision that states that it terminates if the Current Advisory Agreement terminates, and it also provides for its termination upon its assignment, which, as with the Current Advisory Agreement, would occur upon the proposed ownership changes.

         In order to provide continuity of management services to the Fund, on February 29, 2008, the Trustees approved a new advisory and administration agreement (the "New Advisory Agreement") between the Manager and the Fund, which will replace the Current Advisory Agreement when it terminates by reason of the expected assignment. At the same time, the Trustees also approved a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement"; together with the New Advisory Agreement, the "New Agreements") between the Manager and the Sub-Adviser which will replace the Current Sub-Advisory Agreement which will terminate by its terms when the Current Advisory Agreement terminates. The Trustees are recommending that shareholders of the Fund approve the New Agreements. As described below, the New Agreements are substantially identical to the Current Agreements.

         Under the 1940 Act a fund cannot enter into an advisory agreement, such as the New Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. The Shareholders must also approve the New Sub-Advisory Agreement. The Trustees have carefully considered the matter, and have concluded that it is appropriate to approve the New Advisory Agreement and the New Sub-Advisory Agreement. Under the New Advisory Agreement, the Manager shall continue, following the Transaction, to manage the Fund on the same terms as are now in effect, thereby promoting stability of the Fund's management. No change in the Fund's advisory fees or expenses is being proposed. Furthermore, no changes are being proposed with respect to the services provided for the Fund, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.


Information Regarding the Manager

         The Manager is the Fund's investment adviser under the Current Advisory Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, and, at the Manager's expense, providing for pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.


Names, Addresses and Principal Occupations of Each Manager of the Manager

         LBH is the Founder and Chairman Emeritus of each of the funds in the Aquila Group of Funds. He previously served as Chairman of the Board of Trustees of each of the funds in the Aquila Group of Funds. Additionally, LBH is the Founder and Chairman of the Board of AMC (the sponsoring organization and parent of the Manager or the administrator of each of the funds in the Aquila Group of Funds), as well as the Chairman of the Manager. LBH has served as a Director of the Aquila Group of Funds' distributor since 1981. LBH is a Trustee Emeritus of Brown University and the Hopkins School, and remains active in university, school and charitable organizations.

         EBH is a Director of AMC and a Manager of the Manager. She does not have any other position with AMC or the Manager. She is active with various charitable and volunteer organizations. EBH is the wife of LBH.

         Diana P. Herrmann ("DPH") is President and, in some instances, Vice Chair of each of the funds in the Aquila Group of Funds. She serves as Vice Chair, President, Chief Executive Officer and Director of AMC; Chief Executive Officer, Vice Chair, President, Chief Operating Officer and Manager of the Manager; and as Director of the distributor. She previously served as Trustee to the Reserve Money-Market Funds (1999-2000) and Reserve Private Equity Series (1998-2000). DPH currently serves as Governor, Investment Company Institute and head of its Small Funds Committee, as well as Director of ICI Mutual Insurance Company. She is active in charitable and volunteer organizations. DPH is the daughter of LBH and EBH.

         The address of each of the Managers of the Manager is c/o Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017.

The Transaction

         At the time of the Transaction, the AMC shares will be divided into two classes: voting (the "Voting Shares") and non-voting (the "Non-Voting Shares"). Prior to dividing its share capital into two classes of shares, AMC has one class of common shares, all of which are Voting Shares. 99.5% of the Voting Shares are held directly by or in trust for the benefit of members of the Herrmann family. The Voting Shares are held as follows:

Owner                           Direct Ownership             Indirect Ownership*          Total
LBH                             24.9%                        20.0%                        44.9%
EBH                             27.5%                        --                           27.5%
DPH                             4.9%                         20.0%                        24.9%
Conrad B. Herrmann ("CBH")      --                           0.2%                         0.2%
Catherine E. Wolff ("CEW")      --                           2.0%                         2.0%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%
* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.


o LBH currently holds 24.9% of the Voting Shares directly; additionally in his role as trustee (with voting rights) of a family trust for the benefit of Conrad B. Herrmann ("CBH") (the "CBH Trust"), his son, LBH holds voting rights with respect to an additional 20.0% of the Voting Shares.

o        EBH currently holds 27.5% of the Voting Shares directly.

o DPH holds 4.9% of the Voting Shares directly and, through her position as trustee (with voting rights) of a family trust for her benefit (the "DPH Trust"), holds voting rights with respect to an additional 20.0% of the Voting Shares.

o CBH serves as trustee (with voting rights) of a trust for his own benefit, and through his role as trustee (with voting rights) of that trust holds voting rights with respect to 0.2% of the Voting Shares.

o        Two family trusts (the "Family Trusts") hold 2.0% of the Voting Shares;
         Catherine E. Wolff ("CEW"), a first cousin of DPH and CBH, currently serves as trustee (with voting rights) of the Family Trusts.

         In connection with their estate planning, LBH and EBH wish to (i) transfer ownership of some of their Voting Shares, and (ii) appoint a new trustee to serve as trustee for one of the trusts. Upon the consummation of the Transaction, the ownership of the Voting Shares would be as follows:

Owner                           Direct Ownership             Indirect Ownership*          Total
LBH                             24.9%                        --                           24.9%
T. Randolph Harris ("TRH")      --                           24.9%                        24.9%
EBH                             --                           --                           --
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.

o        LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares previously held by EBH will be held in a trust for the benefit of EBH (the "EBH Trust"), with T. Randolph Harris ("TRH") serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she will serve as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares (including 2.6% of the Voting Shares previously held by EBH), with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

         Upon consummation of the Transaction, no individual will hold with power to vote, directly or indirectly, more than 24.9% of the Voting Shares. As previously stated, the Transaction will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.

         Although the Owners currently intend to consummate the Transaction, the Transaction may not necessarily occur. For example, approval or disapproval by the Fund's shareholders of the New Advisory Agreement, taken together with consents or approvals for other funds in the Aquila Group of Funds, could affect whether or not the Transaction occurs. It is possible, however, that the Owners may proceed with the Transaction even if new contracts are approved by the shareholders of less than all of the funds in the Aquila Group of Funds for which the Manager serves as investment adviser (either because the shareholders of one or more of such funds do not approve such fund's new advisory agreement or because LBH or EBH dies before approvals are obtained for all such funds). AMC currently expects that the Transaction will occur during the fourth quarter of 2008 (or upon the earlier death of either LBH or EBH, as described below), but the Transaction could be delayed. If for some reason the Transaction does not occur, the automatic termination of the Current Agreements will not occur and the New Agreements will not be entered into, even if they have been approved by the Fund's shareholders.

         Performance of the Current Advisory Agreement is currently guaranteed by AMC. If the Transaction occurs, AMC will provide an identical guarantee of performance of the New Advisory Agreement.

         Notwithstanding the foregoing, if one or more of LBH or EBH dies after the Fund's shareholders approve the New Advisory Agreement but before the Manager obtains the approval or consent of the shareholders of all of the other funds in the Aquila Group of Funds for which the Manager serves as investment adviser, the surviving Herrmann family members may elect to proceed with the contemplated direct and indirect ownership changes (as modified to reflect such deaths, as described below), and the Fund's shareholders will be considered to have approved the entry into the New Advisory Agreement after such death and the resulting direct and indirect ownership changes. In such event, the ownership of the Voting Shares would be as follows:

(A) If LBH dies before EBH:

Owner                           Direct Ownership             Indirect Ownership           Total
LBH                             --                           --                           --
BAS and then TRH                --                           24.9%                        24.9%
EBH                             24.9%                        --                           24.9%
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%

o 24.9% of the Voting Shares will be held first in LBH's estate, with Barbara A. Sloan ("BAS") serving as executor (with voting rights), and then in a marital trust for the benefit of EBH, with TRH serving as trustee (with voting rights).

o        EBH will hold 24.9% of the Voting Shares directly.

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Fund's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that LBH would no longer serve as a Manager or officer).

     (B) If EBH dies before LBH:

Owner                           Direct Ownership             Indirect Ownership           Total
LBH                             24.9%                        --                           24.9%
EBH                             --                           --                           --
BAS and then TRH                --                           24.9%                        24.9%
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%


o        LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares will be held first in EBH's estate, with BAS serving as executor (with voting rights), and then in a marital trust for the benefit of LBH, with TRH serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Fund's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that EBH would no longer serve as a Manager).


Basis for the Trustees' Approval of the New Advisory Agreement

         The Board of Trustees and the independent Trustees approved the renewal until December 31, 2008 of the Current Advisory Agreement in November, 2007 at a meeting called and held for that purpose at which a majority of the independent Trustees were present in person. They additionally approved the New Advisory Agreement at a meeting held June 2, 2008.

         In connection with the renewal of the Current Advisory Agreement, the following materials were considered:

o        Copies of the agreement to be renewed;

o        A term sheet describing the material terms of the agreement;

o        The Annual Report of the Fund for the year ended June 30, 2007;

o A report, prepared by the Manager and provided to the Trustees for the Trustees' review, containing data about the performance of the Fund, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

o        Quarterly   materials   reviewed  at  prior  meetings  on  the  Fund's
         performance, operations, portfolio and compliance.

         The Trustees considered the Current Advisory Agreement separately as well as in conjunction with the Current Sub-Advisory Agreement to determine their combined effects on the Fund.

         In approving the Fund's New Advisory Agreement, the Trustees considered the information provided and the conclusions reached in connection with the Annual Review. In addition, they considered such new information as they believed appropriate, including more up-to-date performance and expense information. In approving the New Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the New Advisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their review of the New Advisory Agreement included the following:

The nature, extent, and quality of the services provided by the Manager .

     The Manager has provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

         The Manager has arranged for the Sub-Adviser to provide local management of the Fund's portfolio.

         The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital. It noted that compared to other Rhode Island state-specific municipal bond funds, the portfolio of the Fund was of higher quality, was the only fund in the state with 100% of its portfolio instruments insured or pre-refunded, and contained no securities subject to the alternative minimum tax.

     The Board concluded that a commendable quality of services was provided and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the New Advisory Agreement.

The investment performance of the Fund and the Manager.

         The Board reviewed each aspect of the Fund's performance and compared its performance with that of its local competitors, with national averages and with benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the three competitive Rhode Island funds, the Fund's average annual total return outperformed that of all of its peers for one, five and ten-year periods. The Board considered these results to be consistent with the purposes of the Fund. The Fund considers its local competitors to be Rhode Island oriented funds that invest chiefly in high-quality Rhode Island municipal obligations.

         The Board concluded that the performance of the Fund was excellent in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that renewal of the New Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager and its affiliates from their relationships with the Fund.

         The information provided in connection with renewal contained expense data for the Fund and its local competitors as well as data for all single-state tax-free municipal bond funds nationwide, including data for all such front-end sales charge funds of a comparable asset size. The materials also showed the profitability to the Manager of its services to the Fund.

         The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were similar to and were reasonable as compared to those being paid by single-state tax-free municipal bond funds nationwide, being less than the national average, and by the Fund's local competitors.

         The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

         The Board further concluded that the profitability to the Manager did not argue against approval of the fees to be paid under the New Advisory Agreement. The Board noted that the Manager was currently waiving a portion of its fees and had been since the Fund's inception. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period July 1, 2007 through June 30, 2008 so that total Fund expenses would not exceed 0.85 of 1% for Class A Shares, 1.70 of 1% for Class C Shares, 1.03 of 1% for Class I Shares and 0.70 of 1% for Class Y Shares. The Manager had indicated that it intended to continue waiving fees as necessary in order that the Fund would remain competitive.

The extent to which economies of scale would be realized as the Fund grows.

         Data provided to the Trustees showed that the Fund's average net asset size had been generally increasing in recent years. The Trustees also noted that the materials indicated that the Fund's fees were already lower than what those of its peers would be at comparable asset levels, including those with breakpoints. Evaluation of this factor indicated to the Board that the New Advisory Agreement should be renewed without addition of breakpoints at this time.

Benefits derived or to be derived by the Manager and and its affiliates from their relationships with the Fund.

         The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds or other investment funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

         In connection with approval of the New Advisory Agreement and recommendation that the shareholders of the Fund approve that agreement, the Trustees noted that that agreement is substantially the same as the Current Advisory Agreement except for its starting date and accordingly the materials considered in connection with the Annual Review, and the reasons for renewing the Current Advisory Agreement, apply to the New Advisory Agreement as well. In addition, as noted above, in addressing the desirability of replacing the Current Advisory Agreement with the New Advisory Agreement, the Trustees considered a wide range of information relevant to the ongoing and future continuity of management of the Fund, including:

     |X| representations by representatives of AMC and the Manager that the proposed change of control was not expected to result in a change in the personnel or operations of the Manager or Sub-Adviser;

     |X| representations from representatives of AMC and the Manager that the investment approach or style of the Manager with respect to the Fund, or the services provided by them to the Fund, would not change.

     |X| the fact that the Transaction will not result in any change to the advisory fees paid by the Fund or the Fund's total expense ratio;

     |X| the fact that the Transaction will not result in a change in the costs of the services to be provided by the Manager; and

     |X| the fact that the Fund has operated in compliance with its investment objective and restrictions.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the New Advisory Agreement for an initial one-year term.

Description of the New Advisory Agreement

     The Manager provides the Fund with local advisory services. Under the New Advisory Agreement, the Fund will pay the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value.

     The proposed New Advisory Agreement for the Fund is substantially identical to the Current Advisory Agreement (together, the "Advisory Agreements"). For a complete understanding of the proposed New Advisory Agreement, please refer to the form of New Advisory Agreement provided as Appendix A.

Action Requested

     The trustees of the fund recommend that the shareholders of the fund vote to approve the new advisory agreement.

Vote Required


     The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's four outstanding classes of shares.


     If necessary or desirable, the meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The proxies of shareholders who have voted by proxy against a proposal will be voted against adjournment.

     If this proposal is not approved by the shareholders the Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.


                                Consideration of
                          A New Sub-Advisory Agreement
                     (Proposal No. 2 at the Special Meeting)

     See the information under Proposal No. 1 for the reasons for this proposal.

Information About The Sub-Adviser

         Citizens Investment Advisors, the Sub-Adviser, is a department of Citizens Bank, a division of RBS Citizens, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland, PLC. CFG is a $160 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has more than 1,600 branches, more than 3,500 ATMs and more than 24,000 employees. It operates its branch network in 13 states and has non-branch retail and commercial offices in about 40 states. As of June 30, 2008, the Trust and Investment Management Group of the Sub-Adviser had approximately $5,255,826,948 of assets under management, including approximately $768,551,095 in municipal obligations.

         Salvatore C. Di Santo has managed the Fund's portfolio since the inception of the Fund in September 1992. Mr. Di Santo, a Senior Vice President within the Sub-Adviser's Trust and Investment Services Group, is a member of its Trust Investment Committee. He has been employed by the Sub-Adviser for 50 years and has been involved in portfolio management for the last 43 years.

         Jeffrey K. Hanna, also an officer of the Sub-Adviser, is the co-manager of the Fund. He has held this position since 2005. He was formerly an assistant portfolio manager of the Fund and served as such since 2000. Mr. Hanna, a Vice President within the Sub-Adviser's Investment Management Services Group, has been with the company since 1988.

         No shareholder of RBS Citizens, N.A., owns more than 10% of its stock.

     The name and principal occupations of the Board of Directors of Citizens Financial Group, Inc., and RBS Citizens, N.A., are as follows:

Name of Director                Position


Lawrence K. Fish             Chairman, Citizens Financial Group
                             Chairman, RBS Americas


Ellen Alemany                Chief Executive Officer, Citizens Financial Group
                             Chief Executive Officer, RBS Americas

James G. Connolly            President, Citizens Financial Group, Inc.


Johnny Cameron               Chief Executive, Corporate Markets
                             The Royal Bank of Scotland Group plc


James S. Davis               Chairman and Chief Executive Officer
                             New Balance Athletic Shoe, Inc.


Francis A. Doyle             President and Chief Executive Officer
                             Connell Limited Partnership


Edmond J. English            Chief Executive Officer
                             Bob's Discount Furniture

William P. Hankowsky         Chairman, President & CEO
                             Liberty Property Trust

Charles J. ("Bud") Koch      Former Chairman, Charter One


Dr. Graham B. Spanier        President, Penn State University

Shivan S. Subramaniam        Chairman and Chief Executive Officer
                             FM Global

Gordon Pell                  Chief Executive, Retail Markets
                             The Royal Bank of Scotland Group plc


Basis for the Trustees' Approval of the New Sub-Advisory Agreement.

         The Board of Trustees and the independent Trustees approved the renewal until December 31, 2008 of the Current Sub-Advisory Agreement in November, 2007 at a meeting called and held for that purpose at which a majority of the independent Trustees were present in person. They additionally approved the New Sub-Advisory Agreement at a meeting held June 2, 2008.

         In connection with the renewal of the Current Sub-Advisory Agreement, the following materials were considered:

o        Copies of the agreement to be renewed;

o        A term sheet describing the material terms of the agreement;

o        The Annual Report of the Fund for the year ended June 30, 2007;

o A report, prepared by the Manager and provided to the Trustees in advance of the meeting for the Trustees' review, containing data about the performance of the Fund, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Sub-Adviser; and

o Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

         The Trustees considered the Current Sub-Advisory Agreement separately as well as in conjunction with Current Advisory Agreement to determine their combined effects on the Fund. In approving the Fund's New Sub-Advisory Agreement, the Trustees considered the information provided and the conclusions reached in connection with the Annual Review. In addition, they considered such new information as they believed appropriate, including more up-to-date performance and expense information. In approving the New Sub-Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the New Sub-Advisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their review of the New Sub-Advisory Agreement included the following:

The nature, extent, and quality of the services provided by the Sub-Adviser.

         The Manager has arranged for the Sub-Adviser to provide local management of the Fund's portfolio. The Trustees noted that the Sub-Adviser employs Salvatore C. DiSanto and Jeffrey K. Hanna as co-portfolio managers for the Fund and had provided facilities for credit analysis of the Fund's portfolio securities. Messrs. DiSanto and Hanna, based in Providence, have provided local information regarding specific holdings in the Fund's portfolio. The portfolio managers have also been available to and have met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment vehicle for residents of Rhode Island in light of prevailing interest rates and local economic conditions. In addition, one or both of them have been present at all regular meetings of the Board and Shareholders.

         The Board considered that the Sub-Adviser had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital. It noted that compared to other Rhode Island state-specific municipal bond funds, the portfolio of the Fund was of higher quality, was the only fund in the state with 100% of its portfolio instruments insured or pre-refunded, and contained no securities subject to the alternative minimum tax.

         The Board concluded that a commendable quality of services was provided and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the New Sub-Advisory Agreement.

The investment performance of the Fund and the Sub-Adviser.

         The Board reviewed each aspect of the Fund's performance and compared its performance with that of its local competitors, with national averages and with benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the three competitive Rhode Island funds, the Fund's average annual total return outperformed that of all of its peers for one, five and ten-year periods. The Fund considers its local competitors to be Rhode Island oriented funds that invest chiefly in high-quality Rhode Island municipal obligations.

         The Board concluded that the performance of the Fund was excellent in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that renewal of the New Sub-Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by Sub-Adviser and its affiliates from their relationships with the Fund.

         The information provided in connection with renewal contained expense data for the Fund and its local competitors as well as data for all single-state tax-free municipal bond funds nationwide, including data for all such front-end sales charge funds of a comparable asset size. The materials also showed the profitability to the Sub-Adviser of its services to the Fund.

         The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were similar to and were reasonable as compared to those being paid by single-state tax-free municipal bond funds nationwide, being less than the national average, and by the Fund's local competitors.

         The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

         The Board further concluded that the profitability to the Sub-Adviser did not argue against approval of the fees to be paid under the New Sub-Advisory Agreement. The Board noted that the Sub-Adviser was currently waiving a portion of its fees and had been since the Fund's inception.

The extent to which economies of scale would be realized as the Fund grows.

         Data provided to the Trustees showed that the Fund's average net asset size had been generally increasing in recent years. The Trustees also noted that the materials indicated that the Fund's fees were already lower than what those of its peers would be at comparable asset levels, including those with breakpoints. Evaluation of this factor indicated to the Board that the New Sub-Advisory Agreement should be renewed without addition of breakpoints at this time.

Benefits derived or to be derived by the Sub-Adviser and its affiliates from their relationships with the Fund.

         The Board observed that, as is generally true of most fund complexes, the Sub-Adviser and its affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for Sub-Adviser and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

         In connection with approval of the New Sub-Advisory Agreement and recommendation that the shareholders of the Fund approve it, the Trustees noted that that agreement is substantially the same as the Current Sub-Advisory Agreement except for its starting date and accordingly the materials considered in connection with the Annual Review, and the reasons for renewing the Current Sub-Advisory Agreement, apply to the New Sub-Advisory Agreement as well. In addition, as noted above, in addressing the desirability of replacing the Current Sub-Advisory Agreement with the New Sub-Advisory Agreement, the Trustees considered a wide range of information relevant to the ongoing and future continuity of management of the Fund, including:

     |X|  representations   by  representatives  of  the  Sub-Adviser  that  the
          proposed change of control of the Manager was not expected to result in a change in the personnel or operations of the Sub-Adviser;

     |X| representations from representatives of the Sub-Adviser that the investment approach or style of the Sub-Adviser with respect to the Fund, or the services provided by it to the Fund, would not change.

     |X| the fact that the Transaction will not result in any change to the advisory fees paid by the Fund or the Fund's total expense ratio;

     |X| the fact that the Transaction will not result in a change in the costs of the services to be provided by the Sub-Adviser; and,

     |X| the fact that the Fund has operated in compliance with its investment objective and restrictions.

         Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Sub-Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the New Sub-Advisory Agreement for an initial one-year term.

Description of the New Sub-Advisory Agreement

         The Sub-Adviser provides the Fund with local advisory services. Under the New Sub-Advisory Agreement, the Manager will pay the Sub-Advisor a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value.

         The proposed New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement. For a complete understanding of the New Sub-Advisory Agreement, please refer to the form of New Sub-Advisory Agreement provided as Appendix B.

Action Requested

         The trustees of the fund recommend that the shareholders of the fund vote to approve the new sub-advisory agreement.

Vote Required

     The vote required is the same as that for Proposal No. 1 at the Special Meeting. Please refer to the description provided under Proposal No. 1.

General

         Proposals No. 1 and No. 2 are designed to operate together. Neither separately will have the intended results. Accordingly, the proposed New Advisory Agreement and the proposed New Sub-Advisory Agreement will not go into effect unless shareholders approve both Proposals No. 1 and 2. If these proposals are not both approved, the current arrangements will remain in effect. The Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.


                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the annual meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund's 2009 annual meeting must be received by the Fund by April 14, 2009 in order to be included in the Fund's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by June 27, 2009.


                                 Other Business

         The Fund does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

         The Fund does not know of any other matter which will come up for action at the Special Meeting. If any other matter or matters properly come up for action at the Special Meeting, including any adjournment of the Special Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                   Appendix A


                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                      ADVISORY AND ADMINISTRATION AGREEMENT


     THIS AGREEMENT, made as of _________, 2008 by and between NARRAGANSETT INSURED TAX-FREE INCOME FUND (the "Fund"), a Massachusetts business trust, 380 Madison Avenue, Suite 2300, New York, New York 10017 and AQUILA INVESTMENT MANAGEMENT LLC (the "Manager"), a Delaware limited liability company, 380 Madison Avenue, Suite 2300, New York, New York 10017

                              W I T N E S S E T H:

    WHEREAS, the Fund and the Manager wish to enter into an Advisory and Administration Agreement referred to hereafter as "this Agreement," with respect to the Fund;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  In General

     The Manager shall perform (at its own expense) the functions set forth more fully herein for the Fund.

2.  Duties and Obligations of the Manager

    (a) Investment Advisory Services Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

 (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund;

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

(iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

Subject to the provisions of Section 5 hereof, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940.

    (b) Administration. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio delegated to a Sub-Adviser of the Fund under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

 (iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

(v) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

    (c) Compliance with Requirements. Any investment program furnished, and any activities performed, by the Manager or by a Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

    (d) Best Efforts; Responsibility. The Manager shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager or a Sub-Adviser.

     (e) Other Customers. Nothing in this Agreement shall prevent the Manager or any officer thereof from acting as investment adviser, sub-adviser, administrator or manager for any other person, firm, or corporation, and shall not in any way limit or restrict the Manager or any of its officers, stockholders or employees from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

    (f) Order Allocation. In connection with any duties for which it may become responsible to arrange for the purchase and sale of the Fund's portfolio securities, the Manager shall select, and shall cause any Sub-Adviser to select, such broker-dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized and shall authorize any Sub-Adviser, to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients. The Manager shall cause the foregoing provisions, in substantially the same form, to be included in any Sub-Advisory Agreement.

    (g) Registration Statement; Information. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement.

     (h) Liability for Error. The Manager shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

    (i) Indemnification. The Fund shall indemnify the Manager to the full extent permitted by the Fund's Declaration of Trust. 3. Allocation of Expenses

     The Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions hereunder and shall pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

    The Fund agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under this sub-section or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter and expenses of all its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

4.  Compensation of the Manager

    The Fund agrees to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered by the Manager as such, an annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value.

5.  Termination of Sub-Advisory Agreement

    The Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

6. Duration and Termination of this Agreement

    (a) Duration. This Agreement shall become effective on the day it is approved by the shareholders of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the December 31 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

    (b) Termination. This Agreement may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The portions of this Agreement which relate to providing investment advisory services (Sections 2(a), (c), (d) and (e)) shall automatically terminate in the event of the assignment (as defined in the Act) of this Agreement, but all other provisions relating to providing services other than investment advisory services shall not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

7.  Disclaimer of Shareholder Liability

    The Manager understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property; the Manager represents that it has notice of the provisions of the Fund's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Fund.

8. Notices of Meetings

             The Fund agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to the Manager and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Manager may designate.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.


ATTEST:                 NARRAGANSETT INSURED TAX-FREE INCOME FUND



______________________  By:___________________________________



ATTEST:                 AQUILA INVESTMENT MANAGEMENT LLC



______________________  By:___________________________________

                                   Appendix B


                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             SUB-ADVISORY AGREEMENT


     THIS AGREEMENT, made as of _________ __, 2008 by and between AQUILA INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the "Manager"), 380 Madison Avenue, Suite 2300, New York, New York 10017 and CITIZENS INVESTMENT ADVISORS, (the "Sub-Adviser"), a department of RBS Citizens, N.A., One Citizens Plaza, Providence, Rhode Island 02903-1339.

                      W I T N E S S E T H :

         WHEREAS, Narragansett Insured Tax-Free Income Fund (the "Fund") is a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the "Act") as an open-end, non-diversified management investment company;

         WHEREAS, the Manager has entered into an Advisory and Administration Agreement as of the date hereof with the Fund (the "Advisory and Administration Agreement") pursuant to which the Manager shall act as investment adviser with respect to the Fund; and

         WHEREAS, pursuant to paragraph 2 of the Advisory and Administration Agreement, the Manager wishes to retain the Sub-Adviser for purposes of rendering investment advisory services to the Manager in connection with the Fund upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General

         The Manager hereby appoints the Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund. The Sub-Adviser shall, all as more fully set forth herein, act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

2. Duties and Obligations of the Sub-Adviser With Respect To Investment of the Assets of the Fund

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Manager and the Board of Trustees of the Fund, the Sub-Adviser shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

     (v)  consult with the Manager in connection with its duties hereunder.

         (b) Any investment program furnished by the Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

         (c) The Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

         (d) Nothing in this Agreement shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

         (e) In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

         (f) The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request.

         (g) The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

         (h) It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of this Agreement.

         (i) The Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

         (j) To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided hereunder by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

3.  Allocation of Expenses

         The Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under this Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

4. Compensation of the Sub-Adviser

          The Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of
0.23 of 1% of such net asset value.

5. Duration and Termination

         (a) This Agreement shall become effective on the day it is approved by the shareholders of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the December 31 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

         (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). This Agreement may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Advisory and Administration Agreement.

6. Notices of Meetings

         The Manager agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to the Sub-Adviser and that Sub-Adviser will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Sub-Adviser may designate.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.




ATTEST:                    AQUILA INVESTMENT MANAGEMENT LLC



                           By:
-------------------            ------------------------------


ATTEST:                    CITIZENS INVESTMENT ADVISORS




                           By:
-------------------            ------------------------------

                                Important Notice
                             Please Read Immediately


                    Narragansett Insured Tax-Free Income Fund

                    Notice of Annual Meeting of Shareholders
                                       and
                    Notice of Special Meeting of Shareholders
                          to be held on October 7, 2008

                                 PROXY STATEMENT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1.  Read your Proxy Statement and have it at hand.

2.  Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.





Please detach at perforation before mailing.



PROXY                           AQUILA GROUP OF FUNDS                  PROXY
                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
           Proxy for Annual Meeting of Shareholders - October 7, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Narragansett Insured Tax-Free Income Fund (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Tuesday, October 7, 2008 at the Rhode Island Convention Center, 1 Sabin Street, Providence, Rhode Island, at 9:00 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ________________________________________________
              Signature

              _________________________________________________
              Signature (if held jointly)

              _________________________________________________


              Date_____________________________________________



                                                        Yes     No
                                                        __     __
I plan to attend the Annual Meeting in Providence.     [__]   [__]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.






                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                  Please detach at perforation before mailing.



Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
NARRAGANSETT INSURED TAX-FREE INCOME FUND ANNUAL MEETING



1. Election of Trustee Nominees:

         01. David A. Duffy 02. Diana P. Herrmann* 03. William J. Nightingale
         04. John J. Partridge* 05. James R. Ramsey 06. Laureen L. White

                                                        *Interested Trustees



              For All     Withhold All    For All Except
                __            __              __
               [__]          [__]            [__]


         To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/or name(s) on the line below.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Annual Meeting Proposal No. 2 in Proxy Statement)

         As to any other matter said proxies shall vote in accordance with their best judgment.




Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com



HAS YOUR ADDRESS CHANGED                   DO YOU HAVE ANY COMMENTS


-----------------------------              ------------------------------
-----------------------------              ------------------------------
-----------------------------              ------------------------------


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.





EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1.  Read your Proxy Statement and have it at hand.

2.  Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.





Please detach at perforation before mailing.






PROXY                           AQUILA GROUP OF FUNDS                  PROXY
                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
          Proxy for Special Meeting of Shareholders - October 7, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Narragansett Insured Tax-Free Income Fund (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, October 7, 2008 at the Rhode Island Convention Center, 1 Sabin Street, Providence, Rhode Island, at 9:10 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR the Special Meeting Proposals No. 1 and No.
2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ________________________________________________
              Signature

              _________________________________________________
              Signature (if held jointly)

              _________________________________________________


              Date_____________________________________________



                                                        Yes     No
                                                         __     __
I plan to attend the Special Meeting in Providence.     [__]   [__]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                 Please detach at perforation before mailing.



Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
NARRAGANSETT INSURED TAX-FREE INCOME FUND SPECIAL MEETING


     1.  Action on a new Advisory and Administration Agreement.
(Special Meeting Proposal No. 1 in Proxy Statement)

  For   Against  Abstain
   __      __      __
  [__]    [__]    [__]


     2.  Action on a new Sub-Advisory Agreement.
 (Special Meeting Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   __      __      __
  [__]    [__]    [__]


     As to any other matter said proxies shall vote in accordance with their best judgment.

Special Meeting Attendance - You are encouraged to attend the Special Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


HAS YOUR ADDRESS CHANGED                   DO YOU HAVE ANY COMMENTS


-----------------------------              ------------------------------
-----------------------------              ------------------------------
-----------------------------              ------------------------------



THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.